UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                January 12, 2005


                        INTEGRATED SECURITY SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                  1-11900              75-2422983
    ------------------------   ---------------------   -------------------
    (State of incorporation)   (Commission File No.)      (IRS Employer
                                                       Identification No.)

                    8200 Springwood Drive
                          Suite 230
                        Irving, Texas                      75063
          ----------------------------------------       ----------
          (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (972) 444-8280


                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01  Changes in Registrant's Certifying Accountant.

         On January 12, 2005, Grant Thornton LLP ("Grant Thornton") notified Integrated Security Systems, Inc. (the "Company") that it will decline to stand for re-election as our independent registered public accounting firm following the completion of its review of our financial statements for the quarter ended December 31, 2004. Effective at the earlier of February 15, 2005, the date the Company anticipates filing its Form 10-QSB for the quarter ended December 31, 2004 with the Securities and Exchange Commission ("SEC"), or the appointment of a new independent registered public accounting firm by the audit committee of the Company's board of directors, Grant Thornton will no longer be the Company's independent registered public accounting firm of record.

         The Company's audit committee has commenced an immediate search for a new independent registered public accountant, including requesting proposals from other accounting firms.

         Grant Thornton performed audits of the Company's consolidated financial statements for the fiscal years ended June 30, 2004 and 2003. Grant Thornton's reports did not contain an adverse opinion or disclaimer of opinion, but were modified to include an explanatory paragraph related to uncertainties about the Company's ability to continue as a going concern.

         During the fiscal years ended June 30, 2004 and 2003 and through December 31, 2004, (i) there have been no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to Grant Thornton's satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement(s) in connection with its reports for such year, and (ii) there were no "reportable events" as such term is defined in
Item 304(a)(1)(v) of Regulation S-K. However, as reported in the Company's Form 10-KSB for the fiscal year ended June 30, 2004, Grant Thornton has communicated to the Company's audit committee a reportable condition regarding our system of internal controls. They noted a reportable condition with respect to the inadequacy of staffing levels in our financial reporting function that could result in our inability to meet financial reporting objectives. We believe the Company and audit committee are in the process of taking the steps necessary to correct this identified reportable condition.

         The Company will file an amended Form 8-K as required by SEC rules on the effective date of Grant Thornton's resignation.

         The Company provided Grant Thornton with a copy of this Form 8-K prior to its filing with the SEC and requested Grant Thornton to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16.1 is a copy of Grant Thornton LLP's letter to the SEC, dated January 17, 2005.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(c)     Exhibits.

        16.1 Letter of Grant Thornton LLP, dated January 17, 2005, addressed to the Securities and Exchange Commission.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       INTEGRATED SECURITY SYSTEMS, INC.


Dated:  January 18, 2005               By:    /s/ C.A. RUNDELL, JR.
                                              ----------------------------------
                                       Name:  C.A. Rundell, Jr.
                                       Title: Director, Chairman of the Board
                                              and Chief Executive Officer
                                              (Principal Executive and Financial
                                              Officer)






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                                  Exhibit Index



Exhibit No.       Description

16.1              Letter  of  Grant   Thornton  LLP,  dated  January  17,  2005,
                  addressed to the Securities and Exchange Commission.








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